EXHIBIT 32.1

Certification of CEO pursuant to section 906 of the Sarbanes-Oxley Act of 2002

I, John H. Cassidy, Chief Executive Officer of America First Apartment Investors, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2005

/s/ John H. Cassidy

John H. Cassidy President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to America First Apartment Investors, Inc. and will be retained by America First Apartment Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.